                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                 WISCONSIN CENTRAL TRANSPORTATION CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

          WISCONSIN CENTRAL SHAREHOLDERS COMMITTEE TO MAXIMIZE VALUE
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                   Wisconsin Central Shareholders Committee
                               to Maximize Value


                               Discussion Points


 .  Historical Results and Recent Decline

     .  North America Revenues

     .  North America Net Income

     .  Overseas Equity Earnings

     .  Total Earnings


 .  Committee's Program

     .  Strengthen Domestic Operation and Position for Sale

     .  Fix or Sell Off Underperforming Overseas Minority Investments

     .  Discontinue Overseas Acquisition Activity

     .  Improve Corporate Governance - Eliminate Conflicts of Interest on Board

     .  Increase Share Buy-Back


 .  Mechanics of the Consent Solicitation

 .  Views on Timing and Realizable Value


9 November 2000

WISCONSIN CENTRAL TRANSPORTATION CORPORATION
Quarterly Performance:  1996 - 2000



                                           30-Sep-96   31-Dec-96    31-Mar-97   30-Jun-97    30-Sep-97   31-Dec-97   31-Mar-98
North American Net Income                      9,501       7,144        7,361      10,744       12,023       8,680      10,488
Total Equity Income In Foreign Affiliates      7,500      10,205       10,273       9,937        9,378       9,030       9,941
Net Income                                    17,091      17,349       17,634      20,681       21,401      17,710      20,429

                                           30-Jun-98   30-Sep-98    31-Dec-98   31-Mar-99    30-Jun-99   30-Sep-99   31-Dec-99
North American Net Income                     12,020      13,573       13,046       8,473       12,881      10,401      12,636
Total Equity Income In Foreign Affiliates      7,007       5,841        4,378       5,200        5,973       5,581       5,712
Net Income                                    19,027      19,414       17,424      13,673       18,854      15,982      18,348

                                           31-Mar-00   30-Jun-00
North American Net Income                      8,081      11,165
Total Equity Income In Foreign Affiliates      4,523      -3,390
Net Income                                    12,604       7,775

                 Wisconsin Central Transportation Corporation
                      Quarterly North American Net Income
                              (Thousand Dollars)

                           [BAR CHART APPEARS HERE]

                                           30-Sep-96   31-Dec-96    31-Mar-97   30-Jun-97    30-Sep-97   31-Dec-97   31-Mar-98
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Total Equity Income In Foreign Affiliates      7,500      10,205       10,273       9,937        9,378       9,030       9,941

                                           30-Jun-98   30-Sep-98    31-Dec-98   31-Mar-99    30-Jun-99   30-Sep-99   31-Dec-99
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Total Equity Income In Foreign Affiliates      7,007       5,841        4,378       5,200        5,973       5,581       5,712

                                           31-Mar-00   30-Jun-00
                                           ---------   ---------
Total Equity Income In Foreign Affiliates      4,523      -3,390

                 Wisconsin Central Transportation Corporation
                 Quarterly Equity Income In Foreign Affiliates
                              (Thousand Dollars)

                             [CHART APPEARS HERE]

                                           30-Sep-96   31-Dec-96    31-Mar-97   30-Jun-97    30-Sep-97   31-Dec-97   31-Mar-98
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Net Income                                    17,091      17,349       17,634      20,681       21,401      17,710      20,429

                                           30-Jun-98   30-Sep-98    31-Dec-98   31-Mar-99    30-Jun-99   30-Sep-99   31-Dec-99
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Net Income                                    19,027      19,414       17,424      13,673       18,854      15,982      18,348

                                           31-Mar-00   30-Jun-00
                                           ---------   ---------
Net Income                                    12,604       7,775

                 Wisconsin Central Transportation Corporation
                             Quarterly Net Income
                              (Thousand Dollars)

                             [CHART APPEARS HERE]

                 Wisconsin Central Transportation Corporation
                               Operating Revenue
                              (Thousand Dollars)

                             [CHART APPEARS HERE]

                   Wisconsin Central Shareholders Committee
                               to Maximize Value


                               Discussion Points


 .  Historical Results and Recent Decline

     .  North America Revenues

     .  North America Net Income

     .  Overseas Equity Earnings

     .  Total Earnings


 .  Committee's Program

     .  Strengthen Domestic Operation and Position for Sale

     .  Fix or Sell Off Underperforming Overseas Minority Investments

     .  Discontinue Overseas Acquisition Activity

     .  Improve Corporate Governance - Eliminate Conflicts of Interest on Board

     .  Increase Share Buy-Back


 .  Mechanics of the Consent Solicitation

 .  Views on Timing and Realizable Value


9 November 2000

--------------------------------------------------------------------------------

                  CERTAIN INFORMATION CONCERNING PARTICIPANTS

     The Wisconsin Central Shareholders Committee to Maximize Value, the members of the Committee, the nominees for election as directors proposed by the Committee and certain other persons may be deemed to be participants in the solicitation of shareholder consents referred to in this filing. Information regarding each participant is included in the preliminary consent statement filed by the Committee with the Securities and Exchange Commission on October 20, 2000. The Committee intends to mail definitive copies of the consent statement, together with consent cards, to Wisconsin Central shareholders in the near future. Wisconsin Central shareholders are urged to read the consent statement carefully when it is available because it contains important information. The Committee's consent statement is available without charge at the SEC's Internet web site at www.sec.gov. In addition, the Committee will provide copies of its consent statement without charge upon request. Requests for copies should be directed to the Committee's information agent, Innisfree M&A Incorporated, at its toll-free number: 1-888-750-5834.